Exhibit 10(c)



            FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT


     This First Amendment to Debtor-In-Possession Credit Agreement (the "First Amendment") is made as of this 26th day of September, 2000 by and among

     FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     the LENDERS, and

     HEILIG-MEYERS  COMPANY,   debtor  and   debtor-in-possession,   a  Virginia
     corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Heilig-Meyers"); and

     HEILIG-MEYERS FURNITURE COMPANY, debtor and debtor-in-possession, a North Carolina corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Furniture"); and

     HEILIG-MEYERS FURNITURE WEST, INC., debtor and debtor-in-possession, an Arizona corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("West"); and

     HMY  ROOMSTORE,   INC.,   debtor  and   debtor-in-possession,   a  Virginia
     corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("RoomStore"); and

     HMY STAR, INC., debtor and debtor-in-possession, a Virginia corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Star"); and

     MACSAVER FINANCIAL SERVICES, INC., debtor and debtor-in-possession, a Delaware corporation, having its principal place of business at 12560 West Creek Parkway, Richmond, Virginia 23238 ("Financial"); and

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:


     WHEREAS, on August 16, 2000, Heilig-Meyers, Furniture, West, RoomStore, Star, and Financial, the Fleet Retail Finance Inc., as Administrative Agent and Collateral Agent, Back Bay Capital Funding, LLC as Tranche B Administrative Agent, CitiCorp USA, Inc., as Syndication Agent, Fleet National Bank, as Issuing Bank, FleetBoston Robertson Stephens, Inc., as Arranger, and the Lenders entered into that certain Debtor-In-Possession Credit Agreement (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Loan Parties and the Lenders desire to modify certain of the provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

     2. Amendment to Article V. The provisions of Section 5.01(g) of the Credit Agreement are hereby amended by deleting the following text therefrom:

               no later than five (5) Business Days prior to the initial date established in the Proceedings for a hearing to approve the Final Borrowing Order,

          and substituting the following in its stead:

               no later than October 25, 2000,

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     3. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein.

     4. Miscellaneous.

     (a) This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     (b) This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     (c) Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

     (d) The Loan Parties shall pay on demand all costs and expenses of the Agents and the Lenders, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

     (e) The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this First Amendment and is not relying on any representations or warranties of the Agent or the Lenders or their counsel in entering into this First Amendment.

     IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                        HEILIG-MEYERS COMPANY

                                        by /s/Paige H. Wilson
                                          ------------------------------------
                                        Name: Paige H. Wilson
                                        Title: Senior Vice President


                                        SUBSIDIARY LOAN PARTIES

                                        HEILIG-MEYERS FURNITURE COMPANY

                                        by /s/Paige H. Wilson
                                          ------------------------------------
                                        Name: Paige H. Wilson
                                        Title: Senior Vice President


                                        HEILIG-MEYERS FURNITURE WEST, INC.

                                        by /s/Paige H. Wilson
                                          ------------------------------------
                                        Name: Paige H. Wilson
                                        Title: Senior Vice President


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                                        HMY ROOMSTORE, INC.

                                        by /s/Donald S. Shaffer
                                          ------------------------------------
                                        Name: Donald S. Shaffer
                                        Title: President


                                        HMY STAR, INC.

                                        by /s/Donald S. Shaffer
                                          ------------------------------------
                                        Name: Donald S. Shaffer
                                        Title: President


                                        MACSAVER FINANCIAL SERVICES, INC.

                                        by /s/Paige H. Wilson
                                          ------------------------------------
                                        Name: Paige H. Wilson
                                        Title: President


                                        FLEET RETAIL FINANCE INC.,
                                        as Administrative Agent, as Collateral
                                        Agent, and as Lender

                                        By: /s/Sally A. Sheehan
                                           -----------------------------------
                                        Name: Sally A. Sheehan
                                        Title: Managing Director

                                        Address:
                                        40 Broad Street, 10th Floor
                                        Boston, Massachusetts 02109
                                        Attn: Elizabeth A. Ratto
                                        Telephone: (617) 434-4113
                                        Telecopy: (617) 434-4339


                                        BACK BAY CAPITAL FUNDING, LLC,
                                        as Lender

                                        By: /s/Michael L. Pizette
                                           -----------------------------------
                                        Name: Micahel L. Pizette
                                        Title: Managing Director

                                        Address:
                                        40 Broad Street
                                        Boston, Massachusetts 02109
                                        Attn: Michael Pizette
                                        Telephone:(617) 434-4077
                                        Telecopy: (617) 434-4077


                                        CITICORP USA, INC., as Lender

                                        By: /s/David Jaffe
                                           -----------------------------------
                                        Name: David Jaffe
                                        Title: Vice Prsident

                                        Address:
                                        399 Park Avenue
                                        New York, New York 10022
                                        ----------------------------
                                        Attn: David Jaffe
                                        Telephone: (212) 559-0438
                                        Telecopy: (212) 793-1290

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